Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q (the “Report”) of Bank of Granite Corporation (the “Company”) for the quarter ended June 30, 2011, each of the undersigned R. Scott Anderson, the Chief Executive Officer of the Company, and Jerry A. Felts, the Chief Financial Officer of the Company, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 10, 2011	By:	/s/ R. Scott Anderson
R. Scott Anderson
Chief Executive Officer

Date: August 10, 2011	By:	/s/ Jerry A. Felts
Jerry A. Felts
Chief Financial Officer and Principal Accounting Officer